Investor Presentation 9/30/18 Payment Data Systems | paymentdata.com 1

Forward Looking Statements These slides and any accompanying oral presentation contain forward- information presently available to the Company’s management. The looking statements within the meaning of the Private Securities Litigation Company disclaims any obligation to update these forward-looking Reform Act of 1995 and other Federal securities laws. These forward- statements, except as required by law. The Company has filed a looking statements are identified by the use of words such as “believe,” Registration Statement (including a preliminary prospectus) with the “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” or Securities and Exchange Commission (SEC) for the offering for which similar expressions are used, including statements about commercial this presentation relates. Before you invest, you should read the operations, technology progress, growth and future financial performance preliminary prospectus contained in the Company’s Registration of Payment Data Systems, Inc. and its subsidiaries (the “Company”). Statement, any amendments or supplements thereto and other Forward-looking statements in this presentation are subject to certain risks documents the Company has filed with the SEC for more complete and uncertainties inherent in the Company’s business that could cause information about the Company and this offering. The preliminary actual results to vary, including such risks that the Company’s security prospectus and the Registration Statement may be accessed through applications may be insufficient; the Company’s ability to adapt to rapid the SEC’s website at www.sec.gov. Alternatively, the Company, any technological change; adverse effects on the Company’s relationships with underwriter or any dealer participating in the offering will arrange to Automated Clearing House, bank sponsors and credit card associations; the send you the preliminary prospectus and any amendments or Company’s ability to comply with federal or state regulations; the supplements thereto if you request it through Maxim Group LLC, 405 Company’s exposure to credit risks, data breaches, fraud or software Lexington Ave, New York, NY 10174, Attn: Prospectus Department or failures, and other risks detailed from time to time in the company’s filings by Tel: (800) 724-0761. This presentation contains statistics and other with the Securities and Exchange Commission including its annual report on data that has been obtained from or compiled from information made Form 10-K for the year ended December 31, 2016. One or more of these available by third parties service providers. The Company has not factors have affected, and in the future could affect, the Company’s independently verified such statistics or data. The information businesses and financial results and could cause actual results to differ presented in this presentation is as of December 19, 2017 unless materially from plans and projections. All forward-looking statements made indicated otherwise. in this release are based on 9/30/18 Payment Data Systems | paymentdata.com 2

Presenters Louis A. Hoch, Co-founder, Vice-Chairman, Chief Executive Officer, COO 25 years of senior management experience, expert in payment processing and service bureau operations. Previously co-founded Billserv, Inc., (the industry leader in Electronic Bill Presentment and Payment, acquired by American Express). Held various key management positions with U.S. Long Distance (NASDAQ:USLD), Billing Concepts (NASDAQ:BILL) and Andersen Consulting (NYSE:ACN). Holds inventor status on U.S. Patent “System and method for managing and processing stored-value cards and bill payment therefrom”. Mr. Hoch holds a BBA in computer information systems and a MBA in international business management, both from Our Lady of the Lake University. Vaden Landers, Executive Vice President, Chief Revenue Officer 30+ years of experience in the payments industry. Former Chairman and Managing Partner of Singular Payments, currently serves as Strategic Advisor for MAPP Advisors. Held executive and board positions in multiple companies, including as director for SparkBase, as CEO for ProfitPoint, Inc., as Chief Marketing Officer for iPayment, Inc. (NASDAQ: IPMT), as President of the ISO Business for Global Payments (NYSE: GPN) and as President and CEO for Bancard Consulting Group 9/30/18 Payment Data Systems | paymentdata.com 3

Investor Highlights PRICE (9/26/18) $1.90 52 WEEK RANGE $1.35 - $4.10 MARKET CAP $30.4 mm SHARES 16.0 mm OUTSTANDING DEBT $0 CASH $2.7 mm 6/30/18 FISCAL YEAR END December 31 Year Founded 1998 Headquarters San Antonio, TX & office in Franklin, TN Number of Employees 38 Website www.paymentdata.com 9/30/18 Payment Data Systems | paymentdata.com 4

Company Highlights • Record credit card transaction • Leveraged Distribution Model 1 to processing volumes for Q2 2018 Many sales approach allows business to scale quickly through the successful execution of it’s organic growth strategy • Recurring revenues and attractive margins • Sustainable competitive advantages in technology and custom solutions • Strong Balance sheet and clean capital structure with no debt • NACHA (National Automated Clearing House Association) Certified – Meeting the standards for • Proven senor leadership team with more sounds practices relative to ACH payment than 50 years combined experience in the processing payment processing industry 9/30/18 Payment Data Systems | paymentdata.com 5

Payment Data Systems We are a leader in the delivery of payment enablement technology platform. We serve clients in high growth verticals having specific disbursement and electronic bill delivery/ payment requirements in industries such as: • Healthcare • Property management • Utilities • Insurance 9/30/18 Payment Data Systems | paymentdata.com 6

Our Purpose Bring innovative payment solutions to the markets we serve in order to create value for our clients. Integration Layer Frictionless Onboarding Monetize Payments Disbursement Solutions • API Library offers access to • Easy contracting, onboarding • Software clients can enter • Prepaid platform allows for robust payment features and & activation in mass of payments revenue stream distribution of funds onto card functionality existing portfolio of clients without having to make product issued by Payment Data • Cut and paste code in more • Set-up net new customers substantial infrastructure Systems or through white label than 10 native languages instantly with simple “Click- investments client offering • On-line and In-Person to-Agree” with enrollment • Keeps ISV out of PCI scope • Proprietary end-to-end processing payment solutions API platform for prepaid issuing 9/30/18 Payment Data Systems | paymentdata.com 7

Merchant Acquiring Issuing Card & Prepaid Card Programs & ACH Processing Proprietary Processing Platform 9/30/18 Payment Data Systems | paymentdata.com 8

Revenue Model How We Make Money ACH Credit Card Prepaid Card Processing Processing Issuing We get paid a “Click We get paid a % of Service Fees + Network Fee” per transaction Card Volume Interchange Revenue 9/30/18 Payment Data Systems | paymentdata.com 9

• Strong sales pipeline which should result in improved revenues for the rest of 2018 • Launched Same Day ACH Debits in September 2017 (ideal for urgent bill pay, payroll, etc.) • Late in 2017 PDS became only the 2nd processor to be NACHA Certified, the first was TeleCheck ACH • Electronic check transaction volumes during the Processing first quarter of 2018 were up 5% over the fourth Investment Highlights quarter of 2017, representing the third consecutive quarter of growth. • High Gross Margins Generating Strong Cash Flow in this segment of our business provides working capital to invest in other organic growth initiatives. 9/30/18 Payment Data Systems | paymentdata.com 10

Custom Prepaid Program Management – True Processor • Allows companies to launch their own next-generation prepaid card solution Incentive, Promotional and Disbursement Cards Prepaid Card • A fully digital way to send cards instantly by email or text, 90% cheaper than plastic cards, first prepaid card Services integrated with Apple Pay, Samsung Pay and Google Wallet Akimbo: Consumer Card Program • Allows consumer to share money instantly with other card holders, manage sub cards compatible with Apple Pay, Samsung Pay and Google Wallet 9/30/18 Payment Data Systems | paymentdata.com 11

Innovative Digital Platform Deliver cards Card is immediately available Cards can be instantly by text Customer online or with Apple Pay, branded with or email collects card Android Pay & Samsung Pay logos 9/30/18 Payment Data Systems | paymentdata.com 12

Refunds & Per Loan Sales There’s a Rebates Diems Disbursements Incentives Prepaid Card Customer Corporate Insurance Employee for Everything! Rewards Expenses Payments Appreciation Sales Contractor Focus Group Referral Promotions Payments Payments Rewards 9/30/18 Payment Data Systems | paymentdata.com 13

Traditional “1-to-1” Customer Acquisition Model Labor Intensive – Largely Manual Process Account Established & Activated in Days or Weeks 9/30/18 Payment Data Systems | paymentdata.com 14

PYDS Integrated Payments Model 9/30/18 Payment Data Systems | paymentdata.com 15

Leveraged Partner Registration Distribution Model “partnerkey”: “string”, Industry Leading Process “partnerid”: “string”, “email”: “string”, to Rapidly Onboard “dba_name”: “string”, “legal_name”: “string”, Existing and “Next New” “ownership_type”: “string”, “fed_tax_id”: “string”, Accounts “business_address_line_1”: “string”, “business_address_line_2”: “string”, Enrollment API Click to Agree Live mid “business_city”: “string”, Batch/Existing Client Base File Processing Transaction “business_state_province”: “string”, “business_state_zip”: ”: “string”, “business_phone_number”: “string”, “website”: “string”, “business_type”: “string”, Merchant Account Established & Activated in Seconds “business_description”: “string” 9/30/18 Payment Data Systems | paymentdata.com 16

Growth Opportunity – Integrated Software Vendors (ISV’s) The U.S. has tens of < +122% / > Thousands of ISVs According to TSG’s database of The U.S. market holds a treasure trove of 3.5 million merchants, processing ISVs that are sought after by merchant through ISV relationships grew acquirers for partnership and acquisition 122% from 2010 to 2017, and that trend is expected to continue. 9/30/18 Payment Data Systems | paymentdata.com 17

Built for Scale < Card processing volume > < Card processing volume > Top Line Revenue Growth Contribution Margin 18 9/30/18 for every $1MM x 2.65% = $26,500 Payment Data Systems | paymentdata.com= .50% x $1MM = $5,000 9/30/18 Payment Data Systems | paymentdata.com 18

Transactions Processed per year Millions $3500 3300 3210 16 $3000 2978 2916 2830 14 Transactions $2500 12 Volume $2000 10 *Over $2.8 Billion $1500 dollars processed in 8 2017 and over 10.8 million in transactions $1000 6 630 processed in 2017. $500 4 $0 1 Payment Data Systems | paymentdata.com 2 Reflects YTD results as of 6 /30/18 2013 2014 2015 2016 2017 2018 1 Annualized 9/30/18 Payment Data Systems | paymentdata.com 19

Results for 2012-2017 are Actuals $25 $20 $15 $10 ($ millions) ($ $5 $- 2012 2013 2014 2015 2016 2017 2018 1 1 Reflects YTD results as of 6 /30/18 Revenue Run Rate (Million) Annualized 9/30/18 Payment Data Systems | paymentdata.com 20

APPENDIX 9/30/18 Payment Data Systems | paymentdata.com 21

Account 6/30/18 USD Millions Cash $2.7 Balance Restricted cash & Settlement funds $54.9 Total Assets $66.9 Sheet Short-term/long-term debt - Liabilities $56.1 Highlights Equity $10.8 Total Liabilities & Equity $66.9 ~$41 million in unused tax NOL carry-forward 9/30/18 Payment Data Systems | paymentdata.com 22

Income Statement Highlights USD Millions Annual 2017 YTD 2018 Revenues $14.6 $12.1 Cost of sales 10.8 9.5 Gross Profit $3.7 $2.6 SG&A 4.3 3.8 Depreciation & Amortization 1.3 .9 Income tax benefit (expense) (0.3) 0 Net Loss $(3.0) $(2.1) Adjusted EBITDA $(0.6) $(0.5) See Non-GAAP Reconciliation in the Appendix 9/30/18 Payment Data Systems | paymentdata.com 23

Twelve Months Ended Three Months Ended Six Months Ended Non-GAAP Reconciliation December 31, December 31, June 30, June 30, June 30, June 30, 2017 2016 2018 2017 2018 2017 (Values in Millions) Reconciliation from Operating Income (Loss) to Adjusted EBITDA: Operating Income (Loss) $ (2.8) $ (1.4) $ (1.1) $ (0.6) $ (2.1) $ (0.9) Depreciation and amortization $ 1.3 $ 0.9 $ 0.5 $ 0.2 $ 0.9 $ 0.5 EBITDA $ (1.6) $ (0.5) $ (0.6) $ (0.4) $ (1.2) $ (0.4) Non-cash stock-based compensation expense, net $ 1.0 $ 1.1 $ 0.3 $ 0.2 $ 0.7 $ 0.4 Adjusted EBITDA $ (0.6) $ 0.6 $ (0.3) $ (0.2) $ (0.5) $ (0.0) Calculation of Adjusted EBITDA margins: Revenues $ 14.6 $ 12.1 $ 6.3 $ 2.6 $ 12.1 $ 5.4 Adjusted EBITDA $ (0.6) $ 0.6 $ (0.3) $ (0.2) $ (0.5) $ (0.0) Adjusted EBITDA margins -4.2% 4.9% -4.7% -7.1% -4.3% -0.2% 9/30/18 9/30/18 Payment Data Systems | paymentdata.com 24

Established provider of ACH and credit card payment processing in niche verticals Proprietary issuing and acquiring platforms Credit card transaction processing volumes continue to be at highest levels in the history of the company Summary Record last quarter $5.6MM – annual revenue run rate of $24 million Blue chip customers Senior management with a extensive experience and proven track record for success Strong balance sheet, clean capital structure, $41 million NOL 9/30/18 Payment Data Systems | paymentdata.com 25